UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2011

Date of reporting period:  November 30, 2010

Item 1. Reports to Stockholders.

Semi-Annual Report

November 30, 2010

Schooner Fund

Class A
(SCNAX)

Investment Advisor

Schooner Investment Group, LLC
Radnor Financial Center
150 N. Radnor-Chester Rd., Suite F-200
Radnor, Pennsylvania 19087

Phone: 866-724-5997

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	5

INVESTMENT HIGHLIGHTS	7

SCHEDULE OF INVESTMENTS	10

SCHEDULE OF OPTIONS WRITTEN	14

STATEMENT OF ASSETS AND LIABILITIES	16

STATEMENT OF OPERATIONS	17

STATEMENTS OF CHANGES IN NET ASSETS	18

FINANCIAL HIGHLIGHTS	19

NOTES TO FINANCIAL STATEMENTS	20

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENT	29

NOTICE OF PRIVACY POLICY & PRACTICES	33

ADDITIONAL INFORMATION	34

Semi-Annual Shareholder Letter

Dear Fellow Shareholders,

For the one year period year ended November 30, 2010, your Fund returned +8.08%. The S&P 500 returned 9.94% for the one year period ended November 30, 2010. The hedged investment strategies of the Fund have, to date, accomplished the goal of significantly participating in upside market moves, while continuing to focus on meaningful downside protection.  We were pleased with our ability to capture over 80% of the upside of the S&P 500, as well as materially outperform our Morningstar Long/Short category benchmark. In addition to strong return performance, we are equally pleased with the Fund’s continued low level of volatility. For the one year period, the Fund exhibited volatility, as measured by standard deviation, that was roughly half of the S&P 500.  The Fund’s maximum drawdown (loss from highest to lowest point) over the period was a fairly muted at -5.56%, roughly a third of the S&P 500’s maximum drawdown of -15.63%.

The total return numbers for the Schooner Fund, S&P 500 Index, and the Morningstar Long/Short category for the periods ending 11/30/2010 are listed below:

			Annualized
	6 Months	1 Year	Since Inception	Since Inception
Total Return Without	(5/31/10-	(11/30/09-	(8/29/08-	(8/29/08-
Maximum Sales Charge	11/30/10)	11/30/10)	11/30/10)	11/30/10)
Class A (SCNAX)	7.25%	8.08%	7.73%	18.27%
S&P 500 Index	9.50%	9.94%	-1.35%	-3.02%
Morningstar Long/Short	3.00%	1.69%	-1.64%	-3.67%

With 4.75%
Maximum Sales Charge
Class A	2.16%	2.93%	5.42%	12.64%

Gross Expense Ratio: 4.01% Class A
Net Expense Ratio: 2.04%* Class A

*
Pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses (exclusive generally of interest and tax expenses, brokerage commissions, extraordinary and non-recurring expenses and acquired fund fees and expenses and dividends on short positions) do not exceed 2.00% of the Fund’s average net assets through September 28, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of a investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling (866) 724-5997. Performance without the sales charge does not reflect the current maximum sales charge of 4.75%.  Had the sales charge been included, the Fund’s returns would have been lower.

Over the past six months, the financial markets have continued to be heavily influenced by government policies, dominated by a storyline involving the Federal Reserve’s ongoing drive to support the economy through liquidity injections.  The latest plan, a fresh round of quantitative easing (QE2), coupled with continued near zero short term interest rates, has certainly done wonders in not so subtly nudging investors into more risky assets and has successfully elevated stock prices from their recent July lows. Unfortunately, the Fed’s policies have yet to prove that they will have sustained meaningful impact on the real economy, witnessed primarily by an unemployment rate that continues to stubbornly hover around 10%, and a housing and consumer credit environment that continues to flounder. Not surprisingly, the effective act of printing money has created some side effects, including commodity and input inflation, and an increase in mid to long term treasury rates.

Some have argued that the increase in long term treasury rates reflects the improving growth prospects for the economy and validation that QE2 has in fact been successful. We are a bit more skeptical, as we find it difficult to believe that a rapid increase in rates was something the Fed actually desired, given the importance of this segment of the rate curve for fixed mortgages and other consumer lending products.  The list of concerns for 2011 is long and varied, ranging from sovereign defaults in Europe to persistent unemployment in the US, but there is one item that we are monitoring extra closely. There are subtle indications that the market is no longer responding to the levers of the Fed, and the entity that has been engineering program after program to keep it all together, may have run out of bullets.

As you know, at Schooner we are not “perma” anything, bull or bear, but simply strive to use our strategies to deliver superior risk-adjusted returns in any market environment. The strategies employed by Schooner are designed with the goal of lowering portfolio volatility and lowering risk, while offering significant upside capture potential.  2011 will undoubtedly create many trials and challenges for equity investors and we look forward to the opportunity to serve our shareholders and attempt to deliver you the best risk managed returns possible. We thank you for your ongoing trust and confidence.

Sincerely,

Greg Levinson
Portfolio Manager

Must be preceded or accompanied by a prospectus.

Investment performance reflects fee waivers and in the absence of these waivers returns would be lower.

Opinions expressed in this letter are those of the Advisor, are subject to change and are not guaranteed.

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The fund may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs.

The S&P 500 is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Each Morningstar category average represents a universe of funds with similar investment objectives. You cannot invest directly in an index.

Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

The Schooner Fund is distributed by Quasar Distributors, LLC.

SCHOONER FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/10–11/30/10).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay a maximum initial sales charge of 4.75% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SCHOONER FUND
Expense Example (Continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/2010	11/30/2010	6/1/2010–11/30/2010*
Actual**	$1,000.00	$1,072.50	$10.39
Hypothetical (5% return
before expenses)***	1,000.00	1,015.04	10.10

*	Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $57.40.
***	Including loads, your hypothetical cost of investment in the Fund would be $57.12.

SCHOONER FUND
Investment Highlights
(Unaudited)

The Fund’s primary investment objective is long-term capital appreciation with the generation of moderate current income. The Fund seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity, convertible securities and single issuer equity call option securities of U.S. companies with large market capitalizations. The Fund considers companies with large market capitalizations (“large-cap companies”) to be those companies with market capitalizations of $5 billion or more. The Fund’s investment strategy consists of a three tiered approach, including:

1)manage an equity portfolio of  U.S. large-cap companies;
2)sell out-of-the-money single issuer call options against long equity positions;
3)selectively purchase U.S. convertible securities.

The Fund’s allocation of portfolio assets as of November 30, 2010 is shown below.

Allocation of Portfolio Assets
% of Net Assets

Continued

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)
Average Annual Returns as of November 30, 2010(1)

		Since Inception
	1 Year	(8/29/08)
Class A (with sales charge)	2.93%	5.42%
Class A (without sales charge)	8.08%	7.73%
S&P 500 Index	9.94%	(1.35)%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 4.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Schooner Fund
Growth of $10,000 Investment

SCHOONER FUND

Schedule of Investments

November 30, 2010 (Unaudited)

	Shares	Value
Common Stocks 88.69%
Beverage and Tobacco Product Manufacturing 2.80%
PepsiCo, Inc.	15,000	$969,450

Building Material and Garden Equipment and Supplies Dealers 2.62%
Home Depot, Inc.	30,000	906,300

Chemical Manufacturing 12.60%
Abbott Laboratories	9,000	418,590
Bristol-Myers Squibb Co.	22,000	555,280
Dow Chemical Co.	16,000	498,880
Eli Lilly & Co.	28,000	942,480
Merck & Co., Inc.	20,000	689,400
Pfizer, Inc.	40,000	651,600
Procter & Gamble Co.	10,000	610,700
		4,366,930
Clothing and Clothing Accessories Stores 1.85%
Gap, Inc.	30,000	640,800

Computer and Electronic Product Manufacturing 16.72%
Cisco Systems, Inc. (a)	30,000	574,800
Dell, Inc. (a)	20,000	264,400
EMC Corp. (a)	40,000	859,600
Hewlett-Packard Co.	10,500	440,265
Intel Corp.	35,000	739,200
Marvell Technology Group Ltd. (a)	22,500	434,025
Northrop Grumman Corp.	12,000	740,160
Raytheon Co.	5,000	231,250
Seagate Technology PLC (a)	60,000	804,600
Western Digital Corp. (a)	21,000	703,500
		5,791,800
Couriers and Messengers 1.31%
FedEx Corp.	5,000	455,600

Credit Intermediation and Related Activities 7.79%
American Express Co.	16,000	691,520
JPMorgan Chase & Co.	15,000	560,700
PNC Financial Services Group, Inc.	12,000	646,200
State Street Corp.	10,000	432,000
Visa, Inc.	5,000	369,250
		2,699,670

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2010 (Unaudited)

	Shares	Value
Electrical Equipment, Appliance, and Component Manufacturing 3.00%
Corning, Inc.	23,000	$406,180
General Electric Co.	40,000	633,200
		1,039,380
Electronics and Appliance Stores 1.36%
Best Buy Co., Inc.	11,000	469,920

Food Manufacturing 3.66%
ConAgra Foods, Inc.	36,500	784,020
HJ Heinz Co.	10,000	482,700
		1,266,720
General Merchandise Stores 1.25%
Wal-Mart Stores, Inc.	8,000	432,720

Insurance Carriers and Related Activities 7.14%
CIGNA Corp.	14,000	515,340
Prudential Financial, Inc.	20,000	1,013,600
UnitedHealth Group, Inc.	6,000	219,120
WellPoint, Inc. (a)	13,000	724,620
		2,472,680
Management of Companies and Enterprises 2.03%
Goldman Sachs Group, Inc.	2,000	312,280
Morgan Stanley	16,000	391,360
		703,640
Miscellaneous Manufacturing 1.94%
Medtronic, Inc.	20,000	670,600

Oil and Gas Extraction 2.90%
Marathon Oil Corp.	30,000	1,004,100

Paper Manufacturing 2.16%
International Paper Co.	30,000	749,100

Petroleum and Coal Products Manufacturing 3.25%
Chevron Corp.	5,000	404,850
ConocoPhillips	12,000	722,040
		1,126,890
Pipeline Transportation 2.50%
Williams Cos., Inc.	38,000	866,780

Publishing Industries (except Internet) 1.21%
Symantec Corp. (a)	25,000	420,000

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2010 (Unaudited)

	Shares	Value
Rail Transportation 1.39%
Norfolk Southern Corp.	8,000	$481,360

Support Activities for Mining 1.59%
Nabors Industries Ltd. (a)	25,000	552,250

Telecommunications 3.11%
AT&T Inc.	18,000	500,220
Verizon Communications, Inc.	18,000	576,180
		1,076,400
Transportation Equipment Manufacturing 1.33%
General Dynamics Corp.	7,000	462,630

Utilities 1.94%
Duke Energy Corp.	25,000	438,750
PG&E Corp.	5,000	234,650
		673,400
Waste Management and Remediation Services 1.24%
Waste Management, Inc.	12,500	428,125
Total Common Stocks (Cost $29,979,147)		30,727,245

Exchange Traded Funds 5.62%
Consumer Discretionary Select Sector SPDR Fund	10,000	361,500
Consumer Staples Select Sector SPDR Fund	37,000	1,047,840
Utilities Select Sector SPDR	17,500	538,300
Total Exchange Traded Funds (Cost $1,930,578)		1,947,640

Convertible Preferred Stocks 2.00%
Insurance Carriers and Related Activities 2.00%
Hartford Financial Services Group, Inc.	30,000	693,900
Total Convertible Preferred Stocks (Cost $724,026)		693,900

Convertible Bonds 1.74%
Fabricated Metal Product Manufacturing 0.60%
Alliant Techsystems, Inc.
2.750%, 09/15/2011	200,000	204,500

Computer and Electronic Product Manufacturing 0.58%
L-3 Communications Holdings, Inc.
3.000%, 08/01/2035	200,000	202,000

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2010 (Unaudited)

	Shares	Value
Support Activities for Mining 0.56%
Transocean, Inc.
1.500%, 12/15/2037	200,000	$195,250
Total Convertible Bonds (Cost $595,570)		601,750

Purchased Options 1.76%
Put Options 1.76%
SPDR S&P 500 ETF Trust
Expiration: December, 2010, Exercise Price: $118.00	2,500	610,000
Total Purchased Options (Cost $386,859)		610,000

	Principal
	Amount
Short-Term Investments 0.70%
Money Market Fund 0.70%
AIM STIT-Treasury Portfolio, 0.060% (b) (c)	$243,672	243,672
Total Short-Term Investments (Cost $243,672)		243,672
Total Investments (Cost $33,859,852) 100.51%		34,824,207
Liabilities in Excess of Other Assets (0.51)%		(176,416)
Total Net Assets 100.00%		$34,647,791

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at November 30, 2010.
(c)	All or a portion of this security is pledged as collateral for written options.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Options Written

November 30, 2010 (Unaudited)

	Contracts	Value
Call Options
American Express Co.
Expiration: December, 2010, Exercise Price: $43.00	160	$25,662
Best Buy Co., Inc.
Expiration: December, 2010, Exercise Price: $44.00	110	10,010
CIGNA Corp.
Expiration: December, 2010, Exercise Price: $37.00	140	14,280
Corning, Inc.
Expiration: December, 2010, Exercise Price: $18.00	200	7,200
Dell, Inc.
Expiration: December, 2010, Exercise Price: $13.00	200	10,290
Dow Chemical Co.
Expiration: December, 2010, Exercise Price: $31.00	160	15,840
FedEx Corp.
Expiration: December, 2010, Exercise Price: $90.00	50	16,500
Gap, Inc.
Expiration: December, 2010, Exercise Price: $21.00	300	27,901
Goldman Sachs Group, Inc.
Expiration: December, 2010, Exercise Price: $160.00	20	5,720
Hewlett-Packard Co.
Expiration: December, 2010, Exercise Price: $43.00	105	5,565
International Paper Co.
Expiration: December, 2010, Exercise Price: $25.00	300	24,900
JPMorgan Chase & Co.
Expiration: December, 2010, Exercise Price: $38.00	150	11,400
Marvell Technology Group Ltd.
Expiration: December, 2010, Exercise Price: $20.00	225	6,750
Morgan Stanley
Expiration: December, 2010, Exercise Price: $25.00	160	7,840
Nabors Industries Ltd.
Expiration: December, 2010, Exercise Price: $22.00	250	22,750
PNC Financial Services Group, Inc.
Expiration: December, 2010, Exercise Price: $55.00	120	12,600
Prudential Financial, Inc.
Expiration: December, 2010, Exercise Price: $52.50	200	13,800
Seagate Technology PLC
Expiration: December, 2010, Exercise Price: $14.00	600	15,600
State Street Corp.
Expiration: December, 2010, Exercise Price: $43.00	90	12,032
Symantec Corp.
Expiration: December, 2010, Exercise Price: $17.00	250	9,750
United-Health Group, Inc.
Expiration: December, 2010, Exercise Price: $36.00	60	7,560
Visa, Inc.
Expiration: December, 2010, Exercise Price: $75.00	50	6,500

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Options Written (Continued)

November 30, 2010 (Unaudited)

	Contracts	Value
WellPoint, Inc.
Expiration: December, 2010, Exercise Price: $57.50	130	$12,610
Western Digital Corp.
Expiration: December, 2010, Exercise Price: $34.00	210	18,690
Williams Companies, Inc.
Expiration: December, 2010, Exercise Price: $23.00	380	20,140
		341,890
PUT OPTIONS
SPDR S&P 500 ETF Trust
Expiration: December, 2010, Exercise Price: $113.00	2,500	235,000
		235,000
Total Options Written (Premiums received $575,647)		$576,890

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statement of Assets and Liabilities

November 30, 2010 (Unaudited)

Assets
Investments, at value (cost $33,859,852)	$34,824,207
Dividends and interest receivable	103,887
Receivable for investments sold	2,109,702
Receivable for Fund shares sold	580,323
Other assets	18,377
Total Assets	37,636,496

Liabilities
Written options, at value (premiums received $575,647)	576,890
Payable for investments purchased	2,057,000
Payable for Fund shares redeemed	27,081
Payable to affiliates	23,990
Payable to Advisor	28,118
Payable to custodian	253,030
Payable for distribution fees	9,420
Accrued expenses and other liabilities	13,176
Total Liabilities	2,988,705
Net Assets	$34,647,791

Net assets consist of:
Paid-in capital	$32,156,905
Accumulated net investment income	45,567
Undistributed net realized gain	1,482,206
Net unrealized appreciation (depreciation) on:
Investments	964,356
Option contracts	(1,243)
Net Assets	$34,647,791

Class A Shares
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,492,342
Net asset value and redemption price per share	$23.22
Maximum offering price per share ($23.22/0.9525)(1)	$24.38

(1)	Reflects a maximum sales charge of 4.75%.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statement of Operations

For the Six Months Ended November 30, 2010 (Unaudited)

Investment Income
Dividend income	$261,283
Interest income	5,592
Total Investment Income	266,875

Expenses
Investment Advisory fees	137,932
Distribution fees	27,583
Fund accounting fees	22,114
Transfer agent fees and expenses	19,390
Administration fees	17,808
Custody fees	15,323
Legal fees	12,164
Federal and state registration fees	8,986
Audit and tax fees	8,765
Chief Compliance Officer fees and expenses	6,299
Reports to shareholders	3,294
Trustees’ fees and related expenses	2,013
Other expenses	2,893
Total Expenses	284,564
Less waivers and reimbursement by Advisor (Note 4)	(63,256)
Net Expenses	221,308

Net Investment Income	45,567

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	1,510,189
Option contracts expired or closed	(959,257)
Net change in unrealized appreciation on:
Investments	746,055
Option contracts	292,035
Net Realized and Unrealized Gain on Investments	1,589,022
Net Increase in Net Assets from Operations	$1,634,589

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statements of Changes in Net Assets

	Six Months Ended
	November 30, 2010	Year Ended
	(Unaudited)	May 31, 2010
From Operations
Net investment income (loss)	$45,567	$(69,173)
Net realized gain (loss) on:
Investments	1,510,189	1,421,642
Option contracts expired or closed	(959,257)	(132,956)
Net change in unrealized appreciation (depreciation) on:
Investments	746,055	(340,033)
Option contracts	292,035	(50,355)
Net increase in net assets from operations	1,634,589	829,125

From Distributions
Net investment income - Class A	—	(1,775)
Net realized gain on investments - Class A	—	(134,773)
Net realized gain on investments - Class C*	—	(4,550)
Net decrease in net assets
resulting from distributions paid	—	(141,098)

From Capital Share Transactions
Proceeds from shares sold - Class A	19,853,394	9,639,785
Proceeds from shares sold - Class C*	50,000	223,743
Net asset value of shares issued to shareholders
in payment of distributions declared - Class A	—	88,823
Net asset value of shares issued to shareholders
in payment of distributions declared - Class C*	—	2,469
Payments for shares redeemed - Class A	(754,331)	(471,007)
Payments for shares redeemed - Class C*	(432,255)	(17,711)
Net increase in net assets from capital share transactions	18,716,808	9,466,102
Total Increase in Net Assets	20,351,397	10,154,129

Net Assets
Beginning of Period	$14,296,394	4,142,265
End of Period	$34,647,791	$14,296,394
Accumulated Net Investment Income (Loss)	$45,567	$—

*	Class C shares converted to Class A shares on September 28, 2010.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND – CLASS A

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

	Six Months Ended
	November 30, 2010	Year Ended	Year Ended
	(Unaudited)	May 31, 2010	May 31, 2009(1)
Net Asset Value, Beginning of Period	$21.65	$18.90	$20.00

Income from investment operations:
Net investment income (loss)(2)	0.05	(0.17)	0.07
Net realized and unrealized
gain (loss) on investments	1.52	3.26	(1.12	)(6)
Total from investment operations	1.57	3.09	(1.05)

Less distributions paid:
From net investment income	—	— (7)	(0.05)
From net realized gain on investments	—	(0.34)	—
Total distributions paid	—	(0.34)	(0.05)
Net Asset Value, End of Period	$23.22	$21.65	$18.90
Total return(3)(4)	7.25%	16.34%	(5.21)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$34,647	$13,930	$4,003
Ratio of expenses to average net assets
Before waivers and
reimbursements of expenses(5)	2.58%	3.97%	7.96%
After waivers and
reimbursements of expenses(5)	2.00%	2.00%	2.00%
Ratio of net investment income (loss)
to average net assets
Before waivers and
reimbursements of expenses(5)	(0.16)%	(2.76)%	(5.42)%
After waivers and
reimbursements of expenses(5)	0.47%	(0.79)%	0.54%
Portfolio turnover rate(4)	101.55%	123.54%	95.55%

(1)	The Fund commenced operations on August 29, 2008.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.  It does not agree to the aggregate gains in the Statement of Operations due to fluctuation in share transactions during the period.

(7)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND
Notes to Financial Statements
November 30, 2010 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Schooner Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The Fund currently offers only Class A shares. The Class C shares converted to Class A shares on September 28, 2010. Class A shares are subject to an initial maximum sales charge of 4.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. The investment objective of the Fund is long-term capital appreciation with the generation of moderate current income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on August 29, 2008. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Schooner Investment Group, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2010 (Unaudited)

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service.  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2010 (Unaudited)

The following is a summary of the inputs used, as of November 30, 2010, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$30,727,245	$—	$—	$30,727,245
Convertible
Preferred Stocks	693,900	—	—	693,900
Exchange Traded Funds	1,947,640	—	—	1,947,640
Convertible Bonds	—	601,750	—	601,750
Purchased Options	610,000	—	—	610,000
Short-Term Investments	243,672	—	—	243,672
Total Assets	$34,222,457	$601,750	$—	$34,824,207

Liabilities:
Written Options	$576,890	$—	$—	$576,890
Total Liabilities	$576,890	$—	$—	$576,890

(1)	See the Schedule of Investments for industry classifications.

The Fund did not invest in any Level 3 investments during the six months ended November 30, 2010.

(b)Options

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into written call options to hedge against changes in the value of equities. The Fund’s option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Advisor writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.

The Fund may purchase and write call options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2010 (Unaudited)

the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of November 30, 2010 was as follows:

Derivatives not accounted	Balance Sheet
for as hedging instruments*	Location	Value
Written options	Liabilities, Written options	$576,890
Purchased options	Assets, Investments, at value	610,000
Total		$1,186,890

The effect of Derivative Instruments on the Statement of Operations for the six months ended November 30, 2010 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments*	Operations Location	Value
	Net realized gain (loss) on
	option contracts
Options	expired or closed	$(959,257)
Total		$(959,257)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments*	Operations Location	Value
	Net change in unrealized
Options	appreciation on option contracts	$292,035
Total		$292,035

*	See Note 9 for additional disclosure related to transactions in written options during the year.

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any,

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2010 (Unaudited)

related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. Federal tax authorities for the tax periods since the commencement of operations.

(d)Distributions to Shareholders

The Fund will distribute net investment income and net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(e) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The Fund charged a 2.00% redemption fee for shares redeemed within seven days through September 27, 2010. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  There were no redemption fees charged during the periods presented for the Fund. Effective September 28, 2010, the redemption fee was eliminated.

(g)Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means. Expenses directly attributable to a specific class of shares are charged to that class.

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2010 (Unaudited)

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders are as follows:

	Ordinary Income	Long -Term Capital Gains
Period ended May 31, 2009	$9,849	$—
Year ended May 31, 2010	$139,183	$1,915

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended May 31, 2010.

As of May 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$14,969,667
Gross tax unrealized appreciation	451,105
Gross tax unrealized depreciation	(459,162)
Net tax unrealized depreciation	(8,057)
Undistributed ordinary income	828,619
Undistributed long-term capital gain	413,659
Total distributable earnings	$1,242,278
Other accumulated gain/(loss)	(377,924)
Total accumulated earnings/(loss)	$856,297

The difference between book-basis and tax-basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales, mark-to-market on 1256 contracts and straddle adjustments.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences:

Undistributed Net Investment Income	$ 69,173
Accumulated Net Realized Gain	$ (69,173)

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.25% of the Fund’s average daily net assets.

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2010 (Unaudited)

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (excluding front-end or contingent deferred loads, taxes, leverage, interest, acquired fund fees and expenses, dividends on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 2.00% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. The Expense Limitation Cap is in effect through at least September 28, 2021 and subject to approval by the Advisor and Board of Trustees thereafter. For the six months ended November 30, 2010, expenses of $63,256 incurred by the Fund were waived or reimbursed by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2012	$ 134,362
May 31, 2013	$ 167,936
November 30, 2013	$ 63,256

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets, for services to prospective Fund shareholders and distribution of Fund shares. The Distributor earned fees of $28,228 during the six months ended November 30, 2010 for distribution fees. At November 30, 2010, the Distributor was owed fees of $9,420 for distribution fees.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Fund.  A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
Class A Shares	November 30, 2010	May 31, 2010
Shares sold	882,680	449,429
Shares issued to holders in
reinvestment of distribution	—	4,075
Shares redeemed	(33,810)	(21,822)
Net increase	848,870	431,682

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2010 (Unaudited)

	Six Months Ended	Year Ended
Class C Shares	November 30, 2010(1)	May 31, 2010
Shares sold	2,316	10,462
Shares issued to holders in
reinvestment of distribution	—	114
Shares redeemed	(19,425)	(840)
Net increase	(17,109)	9,736

(1)	Class C shares converted to Class A shares on September 28, 2010.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and written options, for the Fund for the six months ended November 30, 2010, were $42,172,683 and $22,392,281, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

(9)	Written Options

Transactions in options written during the six months ended November 30, 2010 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of year	3,438	$397,053
Options written	73,093	6,238,662
Options terminated in closing transactions	(71,863)	(6,210,816)
Options exercised	(48)	(3,770)
Options expired	0	0
Outstanding, end of year	4,620	$421,129

	Put Options
	Contracts	Premiums
Outstanding, beginning of year	0	$0
Options written	8,250	580,328
Options terminated in closing transactions	(5,750)	(425,810)
Options exercised	0	0
Options expired	0	0
Outstanding, end of year	2,500	$154,518

As of November 30, 2010, the fair market value of long positions which served as collateral for options written was $243,048.

See Note 2 for additional disclosure about written options.

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2010 (Unaudited)

(10)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2010, National Financial Services, LLC, for the benefit of its customers, held 68.7% of the Fund’s outstanding shares.

(11)	Line of Credit

The Fund had a line of credit in the amount of $500,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Borrowings are secured by the Fund’s investments. Interest will be accrued at the prime rate. The credit facility is with the Fund’s custodian, U.S. Bank, N.A.  During the six months ended November 30, 2010, the Fund borrowed on the line of credit on ten days, with an average borrowing on those days of $191,900.

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 10, 2010 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Schooner Fund (the “Fund”), a series of the Trust, and Schooner Investment Group, LLC, the Fund’s investment adviser (the “Advisor”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Advisor (including a due diligence questionnaire completed on behalf of the Fund by the Advisor, the Advisor’s Form ADV, select financial statements of the Advisor, bibliographic information of the Advisor’s key management and compliance personnel, comparative fee information for the Fund and the Advisor’s other separately-managed accounts and a summary detailing key provisions of the Advisor’s written compliance program) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Advisor, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement until August 31, 2011.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services to be provided by the Advisor to the Fund and the amount of time devoted to the Fund’s affairs by the Advisor’s staff.  The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Gregory R. Levinson, the Fund’s portfolio manager, as well as other key personnel at the Advisor involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Advisor’s compliance policies and procedures and any material compliance issues during the prior year with respect to the Fund.  The Trustees noted that during the course of the prior year they had met with the Advisor in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor.  The Trustees discussed in detail the Advisor’s handling of compliance matters, including the reports

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program.  The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Advisor’s compliance policies and procedures, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE ADVISER AND THE FUND.

The Trustees discussed the Fund’s performance for the one-year and year-to-date periods ended May 31, 2010, and the overall performance by the Advisor since the inception of the Fund on August 29, 2008.  In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the S&P 500 Index.  The Trustees noted that for the year-to-date and since-inception periods, the Fund had out-performed its benchmark index, but that the Fund had lagged the benchmark index for the one-year period.  The Trustees also noted for the one-year period ending June 30, 2010, the Fund had performed in the middle of its peer group of large cap growth funds.  After considering all of the information, the Trustees concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Advisor’s continued management.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Advisor’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to a peer group of large cap growth funds, as constructed by data presented by Lipper, Inc., and the Advisor’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Advisor.

The Trustees also considered the overall profitability of the Advisor, reviewing the Advisor’s financial information and noting that the Advisor has provided substantial subsidies for the Fund’s operations since the Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreement and the expense subsidization undertaken by the Advisor, as well as the Fund’s brokerage commissions.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the Meeting, as well as the presentations made by the Advisor over the course of the year.

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

The Trustees noted that the Fund’s contractual management fee of 1.25% was at the high end of the peer group, above the median fee of 0.725%.  The Trustees noted that under the Fund’s Operating Expense Limitation Agreement the Fund’s total expenses (net of fee waivers and expense reimbursements) would be capped at 2.00%, which effectively resulted in the Advisor absorbing a significant portion of the Fund’s expenses.  The Trustees observed that the Fund’s total expense ratio of 2.00% was slightly above the peer group median of 1.837%, but fell well below the peer group high of 3.229%.  The Trustees then compared the fees paid by the Fund to the fees paid by separately-managed accounts of the Advisor and noted that these fees were identical.

The Trustees concluded that the Fund’s expenses and the fees paid to the Advisor were fair and reasonable in light of the comparative performance and expense and management fee information.  The Trustees noted that the Advisor had not yet achieved a profit in acting as investment adviser to the Fund and that the Advisor maintained adequate profit levels to support the services to the Fund from the revenues of its overall investment advisory activities, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Advisor with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions.  With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Advisor and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be received by the Advisor from its association with the Fund.  The Trustees examined the brokerage and commissions of the Advisor with respect to the Fund.  The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

SCHOONER FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SCHOONER FUND
Additional Information
(Unaudited)

Tax Information

The Fund designates 12.68% of its ordinary income distribution for the year ended May 31, 2010 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2010, 12.60% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund designates 98.72% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended May 31, 2010.

Indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 866-724-5997.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Dr. Michael D. Akers	Trustee	Indefinite	Professor and	26	Independent
615 E. Michigan St.		Term; Since	Chair of Accounting,		Trustee, USA
Milwaukee, WI 53202		August 22,	Marquette University		MUTUALS
Age: 55		2001	(2004–present);		(an open-end
			Associate Professor		investment
			of Accounting,		company with
			Marquette University		two portfolios).
(1996–2004).

Gary A. Drska	Trustee	Indefinite	Captain, Midwest	26	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 54		2001	(1986–present);		(an open-end
			Director, Flight		investment
			Standards & Training		company with
			(1990–1999).		two portfolios).

SCHOONER FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Jonas B. Siegel	Trustee	Indefinite	Managing Director,	26	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 67		2009	Chief Compliance		Endowment
			Officer (“CCO”),		Fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994–Present); Vice		Trustee, Gottex
			President, Secretary,		Multi-Alternatives
			Treasurer and CCO		Fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies).
(1997–2007); President,
CAO and CCO, Granum
Securities, LLC
(a broker-dealer)
(1997–2007).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	26	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 48	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 53	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present);
	Accounting	Since	UMB Investment
	Officer	Sept. 10,	Services Group
		2008	(2000–2004).
(Treasurer)

SCHOONER FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 63	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President and	N/A	N/A
615 E. Michigan St.		Term; Since	Legal Compliance
Milwaukee, WI 53202		November 15,	Officer, U.S.
Age: 31		2005	Bancorp Fund
Services, LLC
(2004–present).
Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		January 10,	Bancorp Fund
Age: 36		2008	Services, LLC
(2002–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 866-724-5997. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request by calling toll free, 866-724-5997 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SCHOONER FUND

Investment Advisor	Schooner Investment Group, LLC
Radnor Financial Center
150 N. Radnor-Chester Rd.
Suite F-200
Radnor, Pennsylvania 19087

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to sharerholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant)  Trust for Professional Managers

By (Signature and Title) /s/  Joseph Neuberger__
 Joseph Neuberger, President

Date   February 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)/s/  Joseph Neuberger
Joseph Neuberger, President

Date    February 4, 2011

By (Signature and Title) /s/ John Buckel
John Buckel, Treasurer

Date    February 4, 2011